Exhibit 99.1

Inpixon Announces Shareholder Approval of Proposals Related to Merger Agreement with XTI Aircraft Company,
Developer of a Vertical Lift Crossover Airplane (VLCA)

PALO ALTO, Calif., December 11, 2023 /PRNewswire/ -- Inpixon® (NASDAQ:INPX) today announced that it has received shareholder approval of the proposals related to the previously announced merger agreement with XTI Aircraft Company (“XTI”), an aviation company developing the TriFan 600, a fixed-wing, vertical takeoff and landing (VTOL) aircraft. The merger is expected to be completed at or around year end and remains subject to certain closing conditions including Nasdaq approval of an initial listing application of the combined company. The combined company is expected to operate under the name XTI Aerospace, Inc. (“XTI Aerospace”) and to trade on the Nasdaq Capital market under the symbol “XTIA” if approved for listing.

If completed, the merger will result in a combined publicly traded company that will focus on advancing the TriFan 600 to market, as well as continuing to offer Inpixon’s real-time location systems (RTLS) technology to manufacturing and warehousing facilities for streamlined operations, greater efficiency, and improved safety. The enterprise value of XTI was ascertained by an independent financial advisory firm to be within the range of $252 million and $343 million.1 Additional information is available on the merger information portal at https://xti-inpx-merger.com/.

“With the support of our shareholders, we are thrilled to announce the approval of this business combination,” said Nadir Ali, CEO of Inpixon. “This strategic transaction will not only deliver XTI stockholders securities of a publicly traded company but it also ensures that Inpixon shareholders can continue to hold a significant stake in a company that we believe is creating a revolutionary solution for point-to-point air travel. With this combination, we’re looking to capture the vast opportunities in the alternative aircraft market, a sector we believe is ripe with innovation and expansion potential. The TriFan 600 airplane combines the comfort, speed, and range of similar conventional business aircraft with the flexibility, convenience, and pinpoint transportation of a helicopter. The feedback from the market has been overwhelmingly positive as illustrated by the conditional pre-orders2 for more than 700 TriFan 600s, which would equate to potential gross revenues of more than $7 billion3 upon delivery.”

Footnotes:

[1]	Based on a valuation analysis performed by an independent financial advisory firm in connection with that firm’s rendering of an opinion to Inpixon’s board of directors with respect to the fairness of the transaction to Inpixon shareholders. A summary of the valuation methodologies used and copy of the opinion is included in Inpixon’s effective registration statement on Form S-4 filed in connection with the transaction.

[2]	Conditional pre-orders refers to a combination of conditional aircraft purchase agreements, non-binding reservation deposit agreements, options and letters of intent from potential purchasers.

[3]	Based on XTI’s current list price of $10 million per aircraft and assuming XTI is able to execute on the development program for the TriFan 600, secure FAA certification, and deliver the aircraft.

About XTI Aircraft Company

XTI Aircraft Company is an aviation business based near Denver, Colorado. XTI is guided by a leadership team with decades of experience, deep expertise, and success bringing new aircraft to market, including more than 40 FAA-certified new aircraft configurations. XTI is founded on a culture of customer-focused problem solving to meet the evolving needs of modern travelers. For information and updates about XTI Aircraft Company and the TriFan 600, visit XTI Aircraft. For information on reserving a priority position for the TriFan under the company’s pre-sales program, contact Mr. Saleem Zaheer at +1-720-900-6928 or szaheer@xtiaircraft.com.

About Inpixon

Inpixon® (Nasdaq: INPX) is the innovator of Indoor Intelligence®, delivering actionable insights for people, places and things. Combining the power of mapping, positioning and analytics, Inpixon helps to create smarter, safer, and more secure environments. The company’s Indoor Intelligence and industrial real-time location system (RTLS) solutions are leveraged by a multitude of industries to optimize operations, increase productivity, and enhance safety. Inpixon customers can take advantage of industry leading location awareness, analytics, sensor fusion, IIoT and the IoT to create exceptional experiences and to do good with indoor data. For the latest insights, follow Inpixon on LinkedIn, and X, and visit inpixon.com.

Important Information About the Proposed XTI Transaction and Where to Find It

This press release relates to the previously announced proposed transaction between XTI Aircraft, Inc. (“XTI”) and Inpixon pursuant to the agreement and plan of merger, dated as of July 24, 2023, by and among Inpixon, Superfly Merger Sub Inc. and XTI (the “Proposed XTI Transaction”). A registration statement on Form S-4 in connection with the Proposed XTI Transaction, as amended by Amendment No. 1 and Amendment No. 2, was declared effective with the U.S. Securities and Exchange Commission on November 13, 2023. A proxy statement/prospectus has been delivered to Inpixon stockholders as of the applicable record date established for voting on the transaction and to the stockholders of XTI. Inpixon also will file other documents regarding the proposed XTI transaction with the SEC.

Investors and security holders are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed XTI transaction because they contain important information about Inpixon, XTI and the proposed XTI transaction. Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Inpixon through the website maintained by the SEC at www.sec.gov.

The documents filed by Inpixon with the SEC also may be obtained free of charge at Inpixon’s website at www.inpixon.com or upon written request to: Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the Proposed XTI Transaction and the anticipated timing of the completion of the Proposed XTI Transaction, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by Inpixon and its management, and XTI and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the Proposed XTI Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the failure to satisfy the conditions to the consummation of the Proposed XTI Transaction, including the adoption of the merger agreement by the shareholders of Inpixon;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	the adjustments permitted under the merger agreement to the exchange ratio that could result in XTI shareholders or Inpixon shareholders owning less of the post-combination company than expected;

●	the effect of the announcement or pendency of the Proposed XTI Transaction on Inpixon’s and XTI’s business relationships, performance, and business generally;

●	the risks that the Proposed XTI Transaction disrupts current plans of Inpixon and XTI and potential difficulties in Inpixon’s and XTI’s employee retention because of the Proposed XTI Transaction;

●	the outcome of any legal proceedings instituted against XTI or against Inpixon related to the merger agreement or the Proposed XTI Transaction;

●	failure to realize the anticipated benefits of the Proposed XTI Transaction;

●	the inability to meet and maintain the listing of Inpixon’s securities (or the securities of the post-combination company) on Nasdaq;

●	the risk that the price of Inpixon’s securities (or the securities of the post-combination company) may be volatile due to a variety of factors, including changes in the highly competitive industries in which Inpixon and XTI operate;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed XTI Transaction, and identify and realize additional opportunities;

●	variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Inpixon and XTI’s operations, global supply chain disruptions and shortages;

●	national security tensions, and macro-economic and social environments affecting Inpixon and XTI’s business and changes in the combined capital structure;

●	the risk that XTI has a limited operating history, has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so;

●	the risk that XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process;

●	the risk that the post-combination company may never achieve or sustain profitability;

●	the risk that XTI, Inpixon and the post-combination company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

●	the risk that XTI’s conditional pre-orders (which include conditional aircraft purchase agreements, non-binding reservations, and options) are canceled, modified, delayed or not placed and that XTI must return the refundable deposits;

●	the risks relating to long development and sales cycles, XTI’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its aircraft, and XTI’s dependence on third parties for supplying components and potentially manufacturing the aircraft;

●	the risk that other aircraft manufacturers develop competitive VTOL aircraft or other competitive aircraft that adversely affect XTI’s market position;

●	the risk that XTI’s future patent applications may not be approved or may take longer than expected, and XTI may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that XTI’s estimates of market demand may be inaccurate;

●	the risk that XTI’s ability to sell its aircraft may be limited by circumstances beyond its control, such as a shortage of pilots and mechanics who meet the training standards, high maintenance frequencies and costs for the sold aircraft, and any accidents or incidents involving VTOL aircraft that may harm customer confidence; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023 (the “2022 Form 10-K”), the Quarterly Reports on Form 10-Q for the quarterly periods filed thereafter, and the Current Report on Form 8-K filed on July 25, 2023, and in the section entitled “Risk Factors” in XTI’s periodic reports filed pursuant to Regulation A of the Securities Act including XTI’s Annual Report on Form 1-K for the year ended December 31, 2022, which was filed with the SEC on July 13, 2023 (the “2022 Form 1-K”), as such factors may be updated from time to time in Inpixon’s and XTI’s filings with the SEC, the registration statement on Form S-4 and the prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor XTI gives any assurance that either Inpixon or XTI or the post-combination company will achieve its expected results. Neither Inpixon nor XTI undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Inpixon Contacts

General inquiries:

Email: marketing@inpixon.com

Web: inpixon.com/contact-us

Investor relations:

Crescendo Communications for Inpixon

Tel: +1 212-671-1020

Email: INPX@crescendo-ir.com

XTI Aircraft Contacts

General inquiries:

Email: liftup@xtiaircraft.com

Web: xtiaircraft.com/cm/get-involved

Investor relations:

Crescendo Communications for XTI

Tel: +1 212-671-1020

Email: XTI@crescendo-ir.com

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